SUMMARY PROSPECTUS – MAY 1, 2010 RS Small Cap Equity Fund

Share Class (Ticker): Class A (GPSCX), Class B (GUCBX), Class C (RSCCX), Class K (RSCKX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2010, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2009.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 105 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 37 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class B		Class C		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	3.00%	[2]	1.00%	[3]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class B		Class C		Class K
Management Fees	0.75%		0.75%		0.75%		0.75%
Distribution (12b-1) Fees	0.25%		1.00%		1.00%		0.65%
Other Expenses	0.40%		0.54%		0.35%		0.42%
Total Annual Fund Operating Expenses[4]	1.40%		2.29%		2.10%		1.82%
Fee Waiver/Expense Limitation[4]	-0.13%		0.00%		0.00%		-0.22%
Net Expenses[4]	1.27%		2.29%		2.10%		1.60%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.
3	Contingent deferred sales load applies for shares sold within one year of purchase.
4	An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2011, to limit the Fund’s Total Annual Fund Operating Expenses to 1.27% for Class A shares, 2.41% for Class B shares, 2.22% for Class C shares, and 1.60% for Class K shares. The effect, if any, of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect, if any, of this expense limitation on Total Annual Fund Operating Expenses. This expense limitation will continue through April 30, 2011, at which time RS Investments will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through April 30, 2011, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown below reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class B	Class C	Class K	Class A	Class B	Class C	Class K
1 Year	$598	$532	$313	$163	$598	$232	$213	$163
3 Years	$885	$915	$658	$551	$885	$715	$658	$551
5 Years	$1,193	$1,325	$1,129	$965	$1,193	$1,225	$1,129	$965
10 Years	$2,064	$2,402	$2,431	$2,119	$2,064	$2,402	$2,431	$2,119

RS SMALL CAP EQUITY FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 177% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund’s investment team considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $6.7 billion, based on the size of the largest company on March 31, 2010), whichever is greater.

The Fund’s investment team employs both rigorous fundamental analysis and quantitative screening to identify potential investment candidates that the investment team believes have greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based on the investment team’s proprietary earnings calculations.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

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RS SMALL CAP EQUITY FUND

Fund Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund’s Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The returns in the table for Class B shares reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Fund is the successor to The Guardian Park Avenue Small Cap Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and the table includes that of the Predecessor Fund for periods prior to October 9, 2006. The Fund’s investment strategy and portfolio management team changed on April 16, 2009. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.RSinvestments.com or by calling 800-766-3863.

Annual Total Return for Class A Shares (calendar year-end)

Best Quarter Second Quarter 2003 20.83% Worst Quarter Fourth Quarter 2008 -22.42%

Average Annual Total Returns (periods ended 12/31/09)
	Inception Date of Share Class	1 Year	5 Years	10 Years	Since Inception
Class A Shares	5/1/97
Return Before Taxes		30.26%	0.49%	2.60%	6.58%
Return After Taxes on Distributions		30.26%	-1.44%	1.40%	5.53%
Return After Taxes on Distributions and Sale of Fund Shares		19.67%	-0.02%	1.97%	5.57%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		34.47%	0.87%	-1.37%	3.74%
Class B Shares	5/6/97	32.36%	0.35%	2.32%	6.12%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		34.47%	0.87%	-1.37%	3.24%
Class C Shares	8/7/00	34.38%	0.55%	—	0.86%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		34.47%	0.87%	—	-0.84%
Class K Shares	5/15/01	36.36%	1.13%	—	4.21%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		34.47%	0.87%	—	1.94%

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index.

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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RS SMALL CAP EQUITY FUND

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Stephen J. Bishop has been a co-portfolio manager and analyst of the Fund since April 2009. Melissa Chadwick-Dunn has been a co-portfolio manager and analyst of the Fund since April 2009. Allison K. Thacker has been a co-portfolio manager and analyst of the Fund since April 2009. D. Scott Tracy, CFA has been a co-portfolio manager and analyst of the Fund since April 2009.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class B	Class C	Class K
Minimum Initial Investment	$2,500	$2,500	$2,500	$1,000
Minimum Subsequent Investments	$100	$100	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Small Cap Equity Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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